UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report   (Date of earliest event reported)    May 3, 2005

RENT-WAY, INC.
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(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA
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(State or Other Jurisdiction of Incorporation)

     0-22026               25-1407782
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     (Commission File Number)                (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania               16505
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(Address of Principal Executive Offices)          (Zip Code)

(814) 455-5378
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (d)        On May 3, 2005, William S. Short, Rent-Way’s President, was elected a director of the company. Mr. Short will serve as a Class III director with a term expiring at Rent-Way’s 2007 annual meeting.

        On May 5, 2005, Rent-Way issued a press release to announce the foregoing election. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Date:   May 9, 2005

By:    /s/ William A. McDonnell
Name: William A. McDonnell

Title: Vice President & CFO

EXHIBIT INDEX

Exhibit Number       Description

     99.1                         Press Release dated May 5, 2005.